UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2022

Trimble Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

10368 Westmoor Drive, Westminster, CO 80021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 887-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TRMB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (this “Amendment”) amends the Current Report on Form 8-K of Trimble Inc. (the “Company”) filed with the Securities Exchange Commission (the “SEC”) on December 12, 2022 (the “Original Current Report”), in which the Company reported, among other events, that the Company and Trimble Trailblazer GmbH, a wholly owned subsidiary of the Company, entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Spider Investments Luxembourg S.à r.l. (the “Purchase Agreement”).

This Amendment is solely for the purpose of (i) filing the Purchase Agreement as a material agreement on Exhibit 2.1 to the Original Current Report and (ii) to revise the exhibit index in Item 9.01 of the Original Current Report to reflect the inclusion of Exhibit 2.1.

Except as noted above, this Amendment does not amend, modify or update in any way the disclosures made under Items 1.01 or 7.01 of the Original Current Report. Interested parties should refer to the Original Current Report to review the disclosures made under Items 1.01 and 7.01 and the exhibits previously filed pursuant to Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

2.1	Sale and Purchase Agreement, dated December 11, 2022, by and among the Company, Trimble Trailblazer GmbH and Spider Investments Luxembourg S.à r.l. *†

10.1	364-Day Bridge Facility Commitment Letter, dated December 11, 2022, by and among the Company, BofA Securities, Inc. and Bank of America, N.A. ±

99.1	Press Release, dated December 12, 2022, issued by the Company. ±

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain annexes, schedules, exhibits, and similar attachments to the Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of such attachments to the SEC upon request by the Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any attachments so furnished.

†

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to supplementally furnish an unredacted copy of this exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, to the extent so furnished.

±	Previously filed with the Original Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE INC. a Delaware corporation

Dated: December 21, 2022	By:	/s/ David G. Barnes
David G. Barnes
Chief Financial Officer